UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

Periphas Capital Partnering Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39784	85-3046972
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

667 Madison Avenue, 15th Floor New York, New York	10065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 876-6351

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CAPS™, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	PCPC.U	The New York Stock Exchange

Class A common stock, par value $0.0001 per share	PCPC	The New York Stock Exchange

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $28.75 per share	PCPC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Entry into a Material Definitive Agreement.

On December 14, 2020, Periphas Capital Partnering Corporation (the “Company”) consummated an initial public offering (the “IPO”) of 14,400,000 CAPS™ (the “CAPS™”), at an offering price of $25.00 per CAPS™, and a private placement with PCPC Holdings, LLC (the “Sponsor”) of 224,000 private placement CAPS™ at a price of $25.00 per CAPS™ (the “Private Placement”). The Company granted the Underwriter a 45-day option to purchase up to 2,160,000 additional CAPS™ at the public offering price to cover over-allotments, if any. On December 14, 2020, the underwriter exercised the over-allotment option in full. Concurrently with the closing of the over-allotment option on December 16, 2020, the Company consummated a private placement with the Sponsor of an additional 21,600 private placement CAPS™ at a price of $25.00 per CAPS™ (the “Option Private Placement”). The net proceeds from the IPO, including the over-allotment option, and certain of the proceeds from the Private Placement and the Option Private Placement, $414,000,000 in the aggregate, were placed in a trust account established for the benefit of the Company’s public shareholders and the Underwriter with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of December 14, 2020 reflecting receipt of the gross proceeds from the IPO, including the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERIPHAS CAPITAL PARTNERING CORPORATION

Date: December 18, 2020	By:	/s/ Sanjeev Mehra
	Name:	Sanjeev Mehra
	Title:	Chief Executive Officer